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                                                                    EXHIBIT 99.1



     TRINITY INDUSTRIES REPORTS OPERATING RESULTS FOR FIRST QUARTER OF 2003

         DALLAS - May 7, 2003 - Trinity Industries, Inc., (NYSE:TRN) today reported financial results for the first quarter of 2003.

         For the quarter ended March 31, 2003, the company reported a net loss of $14.5 million, or 32 cents per diluted share, on revenues of $289.1 million. This compares to a net loss of $8.6 million, or 19 cents per diluted share, on revenues of $384.3 million in the first quarter of 2002.

         "Even though our operating results for the 1st quarter are in line with the guidance we provided at our last conference call, we are still not pleased when we lose money," said Timothy R. Wallace, Trinity's chairman, president and CEO. "The 1st quarter was full of a variety of challenges such as winter weather, which affects our construction related businesses, a drastic drop in the demand for barges, an unusual amount of uncertainty associated with the war and a large portion of our railcar shipments going to customers in our leasing company."

           "We do have encouraging news in our business. The North American railcar industry backlog grew for the fourth consecutive quarter. Our market share percentage for the 1st quarter for new orders slipped to the low 20's, but we are pleased with our market


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share for orders in the railcar types we are most focused on. Our market share ranged from 40% to 73% on certain railcar models. The majority of our businesses have all shown an improvement in their backlogs as well. Our barge business has booked some very crucial orders which provide a base load. We continue to expect to return to profitability during the 3rd quarter," Wallace said.

         Trinity Industries, Inc., with headquarters in Dallas, Texas, is one of the nation's leading diversified industrial companies. Trinity reports five principal business segments: the Trinity Rail Group, Trinity Railcar Leasing and Management Services Group, the Inland Barge Group, the Construction Products Group, and the Industrial Products Group. Trinity's web site may be accessed at http://www.trin.net.

         This news release contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, intentions and predictions of future financial performance. Statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.


                              - TABLES TO FOLLOW -



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                            TRINITY INDUSTRIES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in millions, except per share amounts)




                                                   Three Months Ended March 31,
                                                       2002           2003
                                                   ------------    ------------

Revenues                                           $      384.3    $      289.1

Operating loss                                     $       (4.2)   $      (11.4)

Other expense                                               7.2             8.6
                                                   ------------    ------------

Loss before income taxes                                  (11.4)          (20.0)

Provision (benefit) for income taxes                       (2.8)           (5.5)
                                                   ------------    ------------

Net loss                                           $       (8.6)   $      (14.5)
                                                   ============    ============

Net loss per common share:
   Basic                                           $      (0.19)   $      (0.32)
                                                   ============    ============

   Diluted                                         $      (0.19)   $      (0.32)
                                                   ============    ============

Weighted average number of shares outstanding:
   Basic                                                   44.4            45.5
   Diluted                                                 44.4            45.5




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                            TRINITY INDUSTRIES, INC.
                             Condensed Segment Data
                                 (in millions)


REVENUES:

                                                         Three Months Ended March 31,
                                                             2002           2003
                                                         ------------    ------------

Trinity Rail Group                                       $      171.1    $      149.1

Construction Products Group                                     113.1           103.5

Inland Barge Group                                               61.2            44.1

Industrial Products Group                                        31.3            28.5

Trinity Railcar Leasing & Management Services Group              26.7            28.5

All Other                                                         9.2             7.3

Eliminations                                                    (28.3)          (71.9)
                                                         ------------    ------------
     Total revenues                                      $      384.3    $      289.1
                                                         ============    ============


OPERATING PROFIT (LOSS):

                                                         Three Months Ended March 31,
                                                             2002             2003
                                                         ------------    ------------

Trinity Rail Group                                       $      (12.2)   $      (10.3)

Construction Products Group                                       7.5             3.1

Inland Barge Group                                                1.9            (0.8)

Industrial Products Group                                         0.9              --

Trinity Railcar Leasing & Management Services Group               7.1             8.6

All Other                                                        (2.9)           (0.9)

Corporate & Eliminations                                         (6.5)          (11.1)
                                                         ------------    ------------

   Consolidated                                          $       (4.2)   $      (11.4)
                                                         ============    ============



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                            TRINITY INDUSTRIES, INC.
                      Condensed Consolidated Balance Sheets
                                  (in millions)


                                                December 31,     March 31,
                                                   2002           2003
                                               ------------    ------------
Cash and equivalents                           $       19.1    $       45.3
Receivables and inventories                           381.5           360.4
Income tax receivable                                  50.0             3.8
Property, plant and equipment, at cost              1,551.8         1,616.1
Less accumulated depreciation                        (604.4)         (624.0)
Other assets                                          544.9           535.7
                                               ------------    ------------
                                               $    1,942.9    $    1,937.3
                                               ============    ============


Accounts payable and accrued liabilities       $      396.0    $      399.7
Debt                                                  488.9           496.2
Other liabilities                                      56.4            55.4
Stockholders' equity                                1,001.6           986.0
                                               ------------    ------------
                                               $    1,942.9    $    1,937.3
                                               ============    ============

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